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                       DELAWARE TAX-FREE PENNSYLVANIA FUND

            Supplement to the Fund's Prospectus dated April 30, 2001


                           DELAWARE TAX-FREE USA FUND
                         DELAWARE TAX-FREE INSURED FUND
                     DELAWARE TAX-FREE USA INTERMEDIATE FUND
                DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

           Supplement to the Funds' Prospectus dated October 31, 2001


                                 (each a "Fund")


All Funds except Delaware Tax-Free Pennsylvania Fund

The discussion of each Fund's investment policies under "What are the Fund's main investment strategies?," "What are the main risks of investing in each Fund?" and "How we manage the Funds" is amended as set forth below:

         Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

         Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax.


Delaware Tax-Free Pennsylvania Fund

The discussion of the Fund's investment policies under "What are the Fund's main investment strategies?," "What are the main risks of investing in each Fund?" and "How we manage the Funds" is amended as set forth below:

         Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and the personal income taxes of the Commonwealth of Pennsylvania. This is a fundamental investment policy that may not be changed without prior shareholder approval.

         Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax.
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Delaware Tax-Free Insured Fund

The discussion of the Fund's investment policies under "How we manage the Funds" is amended as set forth below:

         Under normal circumstances, the Fund will invest at least 80% of its net assets in insured obligations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The discussion relating to the Fund's use of tax exempt obligations under "The securities we invest in" is amended as set forth below:

         Under normal market conditions, the Fund will invest 80% of its assets in tax-exempt debt obligations rated in the top four quality grades by S&P or another nationally recognized statistical ratings organization. These bonds may include general obligation bonds and revenue bonds.

Delaware National High-Yield Municipal Bond Fund

The discussion of the Fund's investment policies under "What are each Fund's main investment strategies?" and "How we manage the Funds" is amended as set forth below:

         Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.





This Supplement is dated February 1, 2002.